Prospectus Supplement

John Hancock Variable Insurance Trust

Blue Chip Growth Trust (the fund)

Supplement dated October 1, 2021 to the current Prospectus, as may be supplemented (the Prospectus)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At a special meeting of shareholders of the fund held on September 28, 2021, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective on or about September 29, 2021.

Accordingly, the following will be added as the last paragraph of the fund’s “Principal investment strategies” and immediately before the “Principal risks” of the fund in the “Fund summary” section:

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Additionally, the following paragraph supplements the fund’s “Principal risks” in the “Fund summary” section.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

The following paragraph supplements the “Additional information about the funds’ principal risks” section in the “Fund details” section.

Non-diversified risk

Overall risk can be reduced by investing in securities from a larger pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.

Also, effective as of October 1, 2021, Paul Greene II is added as portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio. In addition, effective October 1, 2021, Larry J. Puglia, CFA, CPA will no longer serve as portfolio manager of the fund and accordingly, all references to Mr. Puglia are removed.

The following replaces in its entirety the portfolio manager information in the summary section of the prospectus for this fund under the heading “Portfolio management” effective October 1, 2021:

Paul Greene II

Vice President

Managed fund since 2021

Effective as of October 1, 2021, reference to Mr. Puglia is removed. In addition, the information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading T. Rowe Price Associates, Inc. (“T. Rowe Price”) is amended to include Paul Greene II as portfolio manager of the fund within the table of portfolio managers specific to the fund, as well as to include the below in the bulleted list of portfolio managers below the table:

Paul Greene II. Vice President; joined T. Rowe Price in 2006.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Blue Chip Growth Trust (the fund)

Supplement dated October 1, 2021 to the current Statement of Additional Information, as may be supplemented (the SAI)

At a special meeting of shareholders of the fund held September 28, 2021, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective on or about September 29, 2021.

Accordingly, effective September 29, 2021, the following paragraph under the “Organization of the Trust” section is amended and restated as follows:

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act. The Board and shareholders of the Trust have approved the conversion of the Trust into a Delaware limited liability company. The Trust may implement the conversion at such time as its management considers appropriate and does not expect that the conversion will have any adverse effect on the values of variable contracts that are determined by investment in the funds or any adverse federal income tax consequences for the owners of those contracts. Blue Chip Growth Trust and Real Estate Securities Trust are non-diversified series of the Trust and each other fund is a diversified series of the Trust, as those terms are used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The following table sets forth the date the Trust was organized:

Effective October 1, 2021, Larry J. Puglia, CFA, CPA will no longer serve as portfolio manager of the fund and accordingly all references to Mr. Puglia are removed. Also, effective October 1, 2021, the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the subadvisor of the fund, as it specifically relates to the fund’s portfolio managers, is amended as follows to add the portfolio manager information for Paul Greene II:

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio manager at T. Rowe Price who is primarily responsible for the day-to-day management of the stated Fund’s portfolio.

Fund	Portfolio Manager
Blue Chip Growth Trust	Paul Greene II

The following table reflects information regarding other accounts for which the portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the Fund that he manages and similarly managed accounts.

The following table reflects information as of August 31, 2021:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Paul Greene II	0	$0	0	$0	0	$0

There are no accounts that pay fees based on performance.

Ownership of fund shares. Mr. Greene II did not beneficially own any shares of the fund or beneficially own shares of similarly managed accounts as of August 31, 2021.

You should read this supplement in conjunction with the SAI and retain it for your future reference.